SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 1, 2003
                                                          (June 30, 2003)
                                                          ---------------

                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                  0-12699                 95-4803544
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(State or Other Jurisdiction     (Commission            (IRS Employer
     of Incorporation)           File Number)        Identification No.)

         3100 Ocean Park Blvd., Santa Monica, CA       90405
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         (Address of Principal Executive Offices)    (Zip Code)

        Registrant's telephone number, including area code (310) 255-2000
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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     Item 5. Other Events and Required FD Disclosure

     On June 30, 2003, Activision, Inc. filed a complaint in the Superior Court of the State of California against Viacom Consumer Products, Inc. and Viacom International, Inc. alleging material breaches by Viacom of the "Star Trek" license agreement with Activision. Activision also asserted in the complaint that the agreement with Viacom is terminated. In the complaint, Activision seeks damages and a judgment affirming its right to terminate the agreement.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2003

                                ACTIVISION, INC.

                                By: /s/ George Rose
                                   -------------------------
                                   Name:  George Rose
                                   Title: Senior Vice President and
                                          General Counsel


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